Exhibit 99.2
™ Trademark of Trinseo PLC or its affiliates Second Quarter 2022 Financial Results & Outlook August 8, 2022

2 Introductions & Disclosure Rules Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation may contain forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and otherstatements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like "expect," "anticipate," "intend," "forecast," "outlook," "will," "may," "might," "see," "tend," "assume," "potential," "likely," "target," "plan," "contemplate," "seek," "attempt," "should," "could," "would" or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, our ability to successfully execute our transformation strategy and business strategy; our ability to integrate acquired businesses; global supply chain volatility and increased costs or disruption in the supply of raw materials; increased energy costs or costsfor transportation of our products; the nature of investment opportunities presented to the Company from time to time; the outcome of the European Commission’s request for information, and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A —"Risk Factors" and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, our actual results, performance or achievementsmay differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in theUS(“GAAP”) including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results and liquidity position of the Company. Such measures when referenced herein should not beviewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section and in the accompanying press release. Introductions • Frank Bozich, President & CEO • David Stasse, Executive Vice President & CFO • Andy Myers, Director of Investor Relations

Summary 2022 Outlook Q2 2022 Results • Q2 cash use in operations of $83 million led to Free Cash Flow* of negative $115 million • Working capital use of $181 million attributed to steep increases in raw material and utility costs • Repurchased approximately 1 million shares for $50 million during Q2 Cash Generation & Liquidity • Net income from continuing operations of $28 million to $63 million with Adjusted EBITDA* of $475 million to $525 million • Cash from operations of approximately $250 million and Free Cash Flow* of approximately $100 million • Sales process of Styrenics business paused due to current macroeconomic conditions including geopolitical conflict in Europe and rapid increases in interest rates • Combined Adjusted EBITDA* of $147 million for Feedstocks, Polystyrene and AmSty segments in H1 2022; we will utilize this cash-generative business to fund organic growth projects, invest in sustainability and return value to shareholders Styrenics Business Sale Update • Net income from continuing operations of $37 million and Adjusted EBITDA* of $164 million • Similar sequential Adjusted EBITDA* as improvements in Feedstocks and AmStywere offset by a one-time charge of $4 million in Engineered Materials related to a supplier contract review as well as impacts from lower demand and improved industry supply in Base Plastics and Polystyrene 3 * See Appendix for a reconciliation of non-GAAP measures

12 th Annual Sustainability Report Released in July 4 •Includes progress on 2030 Sustainability Goals and 2021 highlights including: •Reporting frameworks now include TCFD, SASB and GRI •Includes inaugural Core Impact Report providing a holistic view of how Trinseo defines, creates and disperses value *Total reduction since 2017 • 17% reduction in GHG emissions* • 34% reduction in chemical emissions* • Exceptional safety performance, among strongest in industry • 3,000+ volunteer hours by employees and families • Announced acquisition of Heathland B.V., a leading collector of recycled plastics in Europe as a secure supply of sustainable feedstock

Trinseo Q2 2022 Financial Results*

TRINSEO

Net Sales & Net Income ($MM)



Q2'22
Q2'21
$1,426
$1,274
$37
$133
Net Sales
Net Income

Net Sales

Vol	Price	FX	Portfolio	Total
(8%)	14%	(2%)	8%	12%

EPS ($)



Q2'22
Q2'21
$1.00
$3.35
$1.79
$3.70
Diluted EPS
Adj EPS**

Adjusted EBITDA** ($MM)



$164
$239
Q2'22
Q2'21

- Net sales increased as passthrough from higher raw materials and portfolio additions more than offset lower volumes
- Lower year-over-year profitability attributed to lower volumes caused by softening demand in Europe and COVID-19 lockdowns in China as well as lower margins primarily in Feedstocks and Polystyrene
- Products with recycled content volumes +62% YTD including contributions from recent Heathland acquisition

*From continuing operations; ** See Appendix for a reconciliation of non-GAAP measures

5

Engineered Materials

TRINSEO

Net Sales ($MM)


$301
$181
Q2'22
Q2'21

Vol	Price	FX	Portfolio	Total
(5%)	16%	(1%)	57%	66%

Adjusted EBITDA ($MM)


$34
$28
Q2'22
Q2'21

Volume (kt)


60
43
Q2'22
Q2'21



- Results include one additional month of the acquired PMMA business and a full additional quarter of the Aristech Surfaces acquisition as compared to last year
- Earnings improvement versus both prior year and prior quarter but supply chain constraints, namely in automotive and wellness applications, and a softening economic environment in Europe acting as headwinds
- Lower year-over-year sales volume in consumer electronics and appliance applications from COVID-19 lockdowns in China and a strong prior year performance

6

Latex Binders

Net Sales ($MM)



$354
$311
Q2'22
Q2'21

Vol	Price	FX	Portfolio	Total
(1%)	18%	(4%)	0%	14%

Adjusted EBITDA ($MM)



$29
$32
Q2'22
Q2'21

Volume (kt)



138
139
Q2'22
Q2'21



- Net sales higher mainly from the passthrough of higher raw material cost along with commercial excellence initiatives
- Steady earnings with lower year-over-year results attributed to $6 million negative net timing variance
- Year-over-year sales volume roughly flat as lower volume to carpet applications was mostly offset by healthy demand in North America to paper & board and CASE applications

7

8 Base Plastics • Softening demand in building & construction and appliance applications led to lower volumes, mainly in ABS products • Automotive demand consistent with Q1 • Margin contraction in Polycarbonate due to higher raw material and utility costs and a weaker demand environment • Softening demand in building & construction and appliance applications led to lower volumes, mainly in ABS products • Automotive demand consistent with Q1 • Margin contraction in Polycarbonate due to higher raw material and utility costs and a weaker demand environment $362 $397 Q2'22Q2'21 Net Sales ($MM) $46 $82 Q2'22Q2'21 Adjusted EBITDA ($MM) 120 142 Q2'22Q2'21 Volume (kt) VolPriceFXTotal (18%)12%(4%)(9%)

Polystyrene

TRINSEO

Net Sales ($MM)


$312
$313
Q2'22
Q2'21

Vol	Price	FX	Total
(5%)	5%	0%	(0%)

Adjusted EBITDA ($MM)


$23
$51
Q2'22
Q2'21

Volume (kt)


141
150
Q2'22
Q2'21



- **Sales in line with prior year as lower volume, mainly in Asia including impacts from COVID-19 lockdowns, was offset by the passthrough of higher raw material costs**
- **Margin pressure from raw material volatility and easing of market tightness including capacity additions in Asia**
- **Strong demand persists for circular polystyrene products as Q2 sales volume grew 29% sequentially and 69% versus prior year**

9

10 Feedstocks & Americas Styrenics Production outages and higher utility costs leading to lower earnings Production outages and higher utility costs leading to lower earnings $14 $40 Q2'22Q2'21 Adjusted EBITDA ($MM) FEEDSTOCKS AMERICAS STYRENICS $39 $30 Q2'22Q2'21 Adjusted EBITDA ($MM) Improved profitability from higher styrene margins which were offset by lower sales volume including impacts from styrene production outage Improved profitability from higher styrene margins which were offset by lower sales volume including impacts from styrene production outage

Q3 & FY 2022 Earnings Guidance Update

TRINSEO

Full Year 2022

- Net income from continuing operations of $28 million to $63 million
- Adjusted EBITDA* of $475 million to $525 million, including ~$30 million of positive net timing

Third Quarter 2022 vs. Prior Quarter

Sequentially lower profitability expected due mainly to softer conditions in Europe as well as a significant unfavorable net timing impact; segment expectations excluding net timing as follows:

- Engineered Materials lower from weaker economic conditions in Europe
- Base Plastics lower as margins pressured by lengthening ABS and PC supply and slowing demand in products supporting building & construction, appliances and furniture
- Latex Binders similar as solid demand conditions persist
- Feedstocks sequentially lower from weakening demand environment and higher utility costs
- Polystyrene sequentially higher following Q2 rapid rise in spot styrene
- AmSty slightly lower as improved production and strong polystyrene demand offsets moderate decline in US styrene margins

*For the definition of Adjusted EBITDA, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated August 8, 2022.

11

0 500 1,000 1,500 2,000 2,500 3,000 $/MT 12 FY 2022 Cash Flow Guidance Cash from Operations of approximately $250 million Free Cash Flow* of approximately $100 million • Capital Expenditures: $150 million –includes $70 million for ERP implementation and upgrade of plant control rooms • Cash Interest: $90 million • Cash Taxes: $100 million (includes $25 million paid for gain on Synthetic Rubber sale) • Project & One-Time Costs: $60 million with the European Commission €32 million payment now estimated in 2023 • Working Capital roughly neutral for the year as the second half is expected to benefit from raw material price normalization andseasonally lower sales in Q4 * See Appendix for a reconciliation of non-GAAP measures; * *Based on West Europe region. Actuals taken from ICIS index: Styrene FOB ARA Assessment Barges Contract Month Contract Survey Monthly (Mid); Benzene 50% from Assessment, All Origins, Current Month, Full Market Range, Daily (Spot) and 50% from CIF New Contract ReferencePrice Contract Reference Month Announced Price Monthly (Mid) (Contract) Dec to June +33% Dec to June +64% • Working capital cash use in H1 due to raw material price increases to historically high levels in June • Prices for benzene and styrene declined sharply in August from historic highs, leading to expected working capital release in Q3 • Q2 inventory volume returned to normalized levels following higher Q1 levels ahead of Q2 for plant maintenance; expect normal volume in H2 Europe Styrene Contract** Europe Benzene** Q3 decline

Appendix

Selected Segment Information

TRINSEO

(in $millions, unless noted)	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	2019	2020	2021	2022 YTD
Engineered Materials	12	13	14	15	12	10	13	16	16	43	53	58	60	60	53	51	170	121
Latex Binders	126	128	133	129	135	115	133	131	137	139	141	135	132	138	516	514	553	270
Base Plastics	152	145	136	141	131	101	139	140	143	142	135	128	134	120	575	511	548	255
Polystyrene	174	149	151	144	152	171	163	160	163	150	154	145	165	141	619	645	612	307
Feedstocks	88	66	86	89	72	50	59	66	65	54	49	55	46	54	329	247	223	100
Trade Volume (kt)	**552**	**502**	**519**	**518**	**502**	**447**	**507**	**513**	**525**	**528**	**532**	**521**	**539**	**514**	**2,091**	**1,968**	**2,106**	**1,053**
Engineered Materials	49	51	53	56	48	38	50	60	66	181	231	277	295	301	210	195	755	597
Latex Binders	224	230	230	219	219	165	183	200	251	311	316	306	307	354	903	767	1,183	660
Base Plastics	320	296	272	268	257	151	240	269	329	397	393	379	396	362	1,156	918	1,498	758
Polystyrene	228	207	198	176	183	156	167	193	267	313	275	264	318	312	809	699	1,119	630
Feedstocks	78	65	75	78	56	24	39	47	73	71	55	73	70	97	296	166	272	167
Net Sales	**900**	**849**	**827**	**798**	**763**	**534**	**679**	**768**	**986**	**1,274**	**1,269**	**1,298**	**1,387**	**1,426**	**3,374**	**2,745**	**4,827**	**2,812**
Engineered Materials	5	7	9	10	8	5	9	12	8	28	33	26	35	34	31	35	95	69
Latex Binders	16	20	20	21	21	16	19	21	17	32	37	20	30	29	77	77	106	60
Base Plastics	30	26	26	17	27	(12)	40	50	65	82	88	79	69	46	99	106	314	115
Polystyrene	17	16	16	6	11	15	20	33	47	51	51	33	45	23	54	79	183	68
Feedstocks	17	(1)	(0)	(10)	(17)	(4)	10	14	46	40	(28)	(25)	4	14	6	3	34	18
Americas Styrenics	32	40	26	21	10	14	18	25	23	30	17	22	22	39	119	67	93	61
Corporate	(26)	(21)	(19)	(20)	(22)	(17)	(16)	(26)	(22)	(24)	(25)	(24)	(27)	(21)	(85)	(82)	(96)	(48)
Adjusted EBITDA*	**91**	**87**	**78**	**45**	**38**	**17**	**101**	**130**	**184**	**239**	**173**	**133**	**178**	**164**	**301**	**285**	**729**	**342**
Adj EBITDA Variance Analysis																		
Net Timing** Impacts - Fav/(Unfav)																		
Engineered Materials	(0)	(0)	(0)	(0)	(0)	(1)	0	1	1	1	(0)	0	(0)	0	(1)	0	2	0
Latex Binders	(0)	(1)	1	1	(3)	(2)	(1)	0	(16)	3	2	(2)	3	(3)	1	(5)	(13)	(0)
Base Plastics	(0)	0	0	(0)	(1)	(15)	2	3	5	(1)	(1)	8	11	10	0	(11)	11	21
Polystyrene	2	(0)	2	(3)	(4)	(3)	1	6	5	1	0	1	5	7	0	(1)	6	11
Feedstocks	3	1	4	(5)	(7)	(8)	2	15	14	0	(2)	1	13	19	3	1	13	32
Net Timing Impacts - Fav/(Unfav)**	**4**	**0**	**8**	**(8)**	**(15)**	**(28)**	**3**	**25**	**8**	**5**	**(1)**	**7**	**32**	**33**	**4**	**(16)**	**19**	**64**

*See this Appendix for a reconciliation of non-GAAP measures

**Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

14

US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	2019	2020	2021	2022 YTD
Net Income (Loss)	35.8	28.0	22.5	5.7	(36.3)	(128.4)	105.8	66.7	71.5	151.6	93.1	123.8	16.7	37.4	92.0	7.9	440.0	54.2
Net Income (Loss) from discontinued operations	0.5	3.7	(0.6)	1.3	33.1	(154.2)	65.6	0.5	5.7	18.6	13.7	122.4	(0.4)	0.3	4.9	(54.8)	160.4	0.0
Net Income (Loss) from continuing operations	35.3	24.3	23.1	4.4	(69.4)	25.8	40.2	66.2	65.8	133.0	79.4	1.4	17.1	37.1	87.1	62.7	279.6	54.2
Interest expense, net	10.2	9.9	9.3	10.0	10.3	11.7	10.0	11.6	12.0	21.6	23.0	22.8	21.9	25.4	39.3	43.6	79.4	47.3
Provision for (benefit from) income taxes	11.2	14.9	9.8	(23.2)	42.3	(53.0)	26.9	26.5	20.1	23.3	5.5	22.0	22.6	30.8	12.7	42.7	70.9	53.4
Depreciation and amortization	22.7	23.8	21.9	23.1	24.2	24.3	21.2	22.8	23.1	38.1	49.8	56.4	53.0	48.1	91.5	92.6	167.5	101.1
EBITDA	79.4	72.9	64.1	14.3	7.4	8.8	98.3	127.1	121.0	216.0	157.7	102.6	114.6	141.4	230.6	241.6	597.4	256.0
Other items	11.0	14.1	13.3	16.9	18.7	3.0	2.6	1.2	2.1	4.8	0.7	12.0	23.4	22.1	55.4	25.5	19.5	45.4
Restructuring and other charges	0.4	(0.3)	0.2	16.5	1.8	5.4	(0.1)	(1.5)	0.3	6.3	0.2	2.2	0.4	(1.5)	16.8	5.6	9.0	(1.0)
Net gain on disposition of businesses and assets	(0.2)	-	-	(0.5)	(0.4)	-	-	-	(0.2)	-	-	(0.4)	(0.3)	(1.5)	(0.7)	(0.4)	(0.6)	(1.8)
Acquisition transaction and integration net costs	-	0.7	0.6	(2.2)	0.1	(0.4)	-	9.4	6.0	43.2	13.6	12.5	3.2	2.7	(0.9)	9.1	75.3	5.9
Acquisition purchase price hedge loss (gain)	-	-	-	-	-	-	-	(7.3)	55.0	(33.0)	-	-	-	-	-	(7.3)	22.0	-
European Commission request for information	-	-	-	-	-	-	-	-	-	-	-	-	35.6	-				35.6
Asset impairment charges or write-offs	-	-	-	-	10.3	-	-	0.7	-	1.8	1.2	3.8	0.7	1.3	-	11.0	6.8	2.0
Adjusted EBITDA	90.6	87.4	78.2	45.0	37.9	16.8	100.8	129.6	184.2	239.1	173.4	132.7	177.6	164.5	301.2	285.1	729.4	342.1
Adjusted EBITDA to Adjusted Net Income																		
Adjusted EBITDA	90.6	87.4	78.2	45.0	37.9	16.8	100.8	129.6	184.2	239.1	173.4	132.7	177.6	164.5	301.2	285.1	729.4	342.1
Interest expense, net	10.2	9.9	9.3	10.0	10.3	11.7	10.0	11.6	12.0	21.6	23.0	22.8	21.9	25.4	39.3	43.6	79.4	47.3
Provision for (benefit from) income taxes - Adjusted	13.1	18.2	20.2	1.2	47.6	(54.7)	26.8	25.3	26.1	33.5	24.7	24.4	25.6	25.7	52.7	44.9	108.7	51.3
Depreciation and amortization - Adjusted	22.2	22.3	20.8	22.7	23.0	23.0	21.2	22.8	23.0	37.4	46.1	52.9	50.9	47.2	88.0	90.1	159.3	98.1
Adjusted Net Income	45.1	37.0	27.9	11.1	(43.0)	36.8	42.8	69.9	123.1	146.6	79.6	32.6	79.2	66.2	121.2	106.5	382.0	145.5
Wtd Avg Shares - Diluted (000)	*41,762*	*41,104*	*40,410*	*39,434*	*38,632*	*38,289*	*38,421*	*38,954*	*39,479*	*39,647*	*39,517*	*39,483*	*38,139*	*36,996*	*40,710*	*38,581*	*39,573*	*37,616*
Adjusted EPS - Diluted ($)	*1.08*	*0.90*	*0.69*	*0.28*	*(1.11)*	*0.96*	*1.11*	*1.79*	*3.12*	*3.70*	*2.01*	*0.83*	*2.08*	*1.79*	*2.98*	*2.76*	*9.65*	*3.87*
Adjustments by Statement of Operations Caption																		
Cost of sales	-	-	-	*0.4*	-	-	-	-	-	*10.1*	*3.5*	*3.5*	-	-	*0.4*	*0.0*	*17.1*	-
SG&A and Other Charges	*11.4*	*14.5*	*14.1*	*33.3*	*30.9*	*8.4*	*1.5*	*10.4*	*8.4*	*41.5*	*14.7*	*27.0*	*63.3*	*24.2*	*73.4*	*51.2*	*91.6*	*87.5*
Acquisition purchase price hedge (gain) loss	-	-	-	-	-	-	-	*(7.3)*	*55.0*	*(33.0)*	-	-	-	-	-	*(7.3)*	*22.0*	-
Other expense (income), net	*(0.2)*	-	-	*(3.0)*	*(0.4)*	*(0.4)*	*1.0*	*(0.6)*	*(0.2)*	*4.5*	*(2.5)*	*(0.4)*	*(0.3)*	*(1.1)*	*(3.2)*	*(0.4)*	*1.4*	*(1.4)*
Total EBITDA Adjustments	*11.2*	*14.5*	*14.1*	*30.7*	*30.5*	*8.0*	*2.5*	*2.5*	*63.2*	*23.1*	*15.7*	*30.1*	*63.0*	*23.1*	*70.6*	*43.5*	*132.1*	*86.1*
Free Cash Flow Reconciliation																		
Cash provided by (used in) operating activities	153.2	80.8	40.9	47.6	(5.8)	81.6	51.9	127.6	51.0	(21.0)	208.2	214.4	(5.0)	(83.0)	322.5	255.4	452.7	(88.1)
Capital expenditures	(25.0)	(22.6)	(23.6)	(38.9)	(24.3)	(23.8)	(12.7)	(21.4)	(12.6)	(19.7)	(35.7)	(55.4)	(24.8)	(31.5)	(110.1)	(82.3)	(123.5)	(56.2)
Free Cash Flow	128.2	58.2	17.3	8.7	(30.1)	57.8	39.2	106.2	38.4	(40.7)	172.5	159.0	(29.8)	(114.5)	212.4	173.1	329.2	(144.3)

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated August 8, 2022. Totals may not sum due to rounding.

15

US GAAP to Non-GAAP Reconciliation

TRINSEO

Profitability Outlook

(In $millions, unless noted)	Year Ended Dec 31, 2022
Adjusted EBITDA	475 - 525
Interest expense, net	(98)
Provision for income taxes	(53) - (68)
Depreciation and amortization	(210)
Reconciling items to Adjusted EBITDA[(1)]	(86)
Net Income from continuing operations	**28 - 63**
Reconciling items to Adjusted Net Income[(1)]	91
Adjusted Net Income	**119 - 154**
Weighted avg shares - diluted (MM)	37.0
EPS - diluted ($)	0.75 - 1.69
Adjusted EPS ($)	3.22- 4.16

Cash Outlook

	Year Ended Dec 31, 2022
Cash From Operations	~250
Capex	(150)
Free Cash Flow	**~100**

(1) Reconciling items to Adjusted EBITDA and Adjusted Net Income are not typically forecasted by the Company based on their nature as being primarily driven by transactions that are not part of the core operations of the business and, as a result, cannot be estimated without unreasonable cost or uncertainty. For potential reconciling items to Adjusted EBITDA and Adjusted Net Income during 2022 are not reflected.

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated August 8, 2022. Totals may not sum due to rounding.

16